SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2002


                           INTERNET CABLE CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     NEVADA           000-26011           87-0540291
                 ---------------      ---------           ----------
                 (STATE OR OTHER      (COMMISSION        (IRS EMPLOYER
                  JURISDICTION OF     FILE NUMBER)       IDENTIFICATION NO.)
                                      INCORPORATION)


                               195 RIVIERA DR. #2
                        MARKHAM, ONTARIO, CANADA L3R 5J6
                        --------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (905) 479-5974
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)








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ITEM 5.  OTHER EVENTS

1. At a meeting of the Board of Directors (the "Board") of Internet Cable Corporation (the "Company") held on May 28, 2002, the Board, in accordance with the provisions of the Company's Bylaws, appointed two new members to the Board. Each of the two new members accepted his appointment and will serve until the next meeting of the shareholders, or until his successor is chosen and qualified. The Company compensates each outside Board member with an option to acquire 50,000 shares of Company common stock per year of service to the Company and pays each a stipend of $1,000 per meeting attended. Pursuant to the terms of the Company's 1999 Stock Option Plan, as approved by the shareholders at their annual meeting on January 25, 2000, these options are valued at 90% of the fair market value on the date of issuance.

Appointed to the Board on May 28, 2002 were:

     David Appell, age 39. Mr. Appell has served as in-house counsel for the Company since December 2001. Mr. Appell continues to serve as president of Carbon Capital Corp, a New York Corporation, since January 2001, that provides financial and strategic consulting for both private and public companies. Prior to the formation of Carbon Capital, Mr. Appell was President and CEO of The Regency Group Inc. ("Regency"), a registered broker dealer and member of the NASD and SIPC. Mr. Appell acted at interim Chief Financial Officer for the Company from August 1999 through January 2000. During his term, Mr. Appell assisted the Company in recruiting a new management team and completing two acquisitions, while Regency acted as placement agent for a private offering for the Company. Regency completed several private placements and managed assets in excess of $100,000,000. Prior to forming Regency, Mr. Appell served as an investment banker for Andrew, Alexander, Wise & Company, Inc. ("AAWC"), from January 1997 to December 1998. While at AAWC, Mr. Appell assisted the Wellesley Group in the acquisition and sale of 12 solid waste companies in New Jersey, which were sold to Allied Waste for more than $100 million. In addition, Mr. Appell supervised several private and public offerings. From August 1998 through March 2000 Mr. Appell served as a director of ProtoSource Corp. (NASDAQ Symbol:
PSCO). He has been engaged in the private practice of law since December 1990.

     Graham Nichols, age 46. Mr. Nichols became a director of the Company in May 2002. An attorney for 20 years, he is the Senior partner in the firm of Nichols & Associate, a law firm in Markham, Ontario and has been at the firm since 1998. Prior to that Mr. Nichols was managing partner of Tsubouchi & Nichols from 1995 to 1998. Mr. Nichols has acted as outside counsel to the Company's Canadian subsidiary, Cable Systems Technical Services Inc. since 1996. He was the Chair of the Markham Board of Trade from 1988 to 1989. He serves on a number of boards of private companies and was recently Chair of the Board of Markham-Stouffville Hospital, a community hospital serving the Northeast Toronto area. Mr. Nichols has counseled clients in the television and cable TV industries.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     The Board unanimously approved the motion to accept the resignations of Andrew Schecter and Blaine Burnie and to not reappoint Robert Jones for a successive term.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits:
                  None.

                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERNET CABLE CORPORATION


                                                By: /s/  Joseph Melanson
                                                   ----------------------------
                                                   Name:   Joseph Melanson
                                                   Title:  Chairman and Chief
                                                             Executive Officer
Dated:  July 2, 2002